                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ]  Preliminary proxy statement        [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

     [X]  Definitive proxy statement

     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           PLAN INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.               [ ]  Fee computed on table below per
         Rules 14a-6(i)(1) and 0-11.         Exchange Act

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5) Total fee paid:

-------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

-------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

     (3) Filing party:

-------------------------------------------------------------------------------

     (4) Date filed:

                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611

                              --------------------

                           NOTICE OF ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                          TO BE HELD ON APRIL 25, 2000

                              --------------------


TO:    The Participation Certificate Holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on April 25, 2000, at 1:30 P.M. CDT at the offices of BCS Financial Services Corp., 676 N. St. Clair Street, Chicago, IL, for the following purposes:

(1) To elect nine Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 2000;

(3) To amend a fundamental investment limitation of the Money Market Portfolio; and

(4)    To transact such other business as may properly come before the meeting.

       The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

       Participation Certificate holders of record at the close of business on February 29, 2000, have the right to vote at the meeting, provided that, with respect to proposal (3) above, only holders of Participation Certificates of the Money Market Portfolio as of such date have the right to vote.

       Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by April 7, 2000 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.




March 20, 2000                             Wendell H. Berg
                                              Secretary

                           PLAN INVESTMENT FUND, INC.
                             676 N. St. Clair Street
                             Chicago, Illinois 60611

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on April 25, 2000, at 1:30 P.M. CDT at the offices of BCS Financial Services Corp., 676
N. St. Clair Street, Chicago, IL (such meeting, including any adjournment thereof, is referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about March 20, 2000.

The Company currently offers three portfolios - the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio. Only PC holders of record at the close of business on February 29, 2000, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 94,773,744.21 Government/REPO Portfolio PCs, 464,936,784.58 Money Market Portfolio PCs and 3,906,807.356 Short-Term Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting, provided that, with respect to the proposal to amend a fundamental investment limitation of the Money Market Portfolio, only PC holders of the Money Market Portfolio shall be entitled to vote. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting, provided that, in the absence of a quorum, the PC holders present in person or by proxy may, by majority vote, adjourn the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business and shall be voted in accordance with the recommendation of management with respect to an adjournment of the Meeting. Abstentions and broker non-votes will not be voted with respect to any of the other proposals to be voted upon at the Meeting and will have the effect of a vote against each such proposal. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO, Money Market and Short-Term Portfolios, containing financial statements for the year ended December 31, 1999, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at
(800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., PO. Box 8950, Wilmington, Delaware 19885-9628.

                              SUMMARY OF PROPOSALS

The following table indicates which PC holders are solicited with respect to each proposal.

                                                Government/REPO   Money Market    Short-Term
                   Proposals                       Portfolio       Portfolio       Portfolio
                   ---------                       ---------       ---------       ---------
1.       Election of Trustees                          X               X               X

2.       Ratification or Rejection of                  X               X               X
         Selection of Accountants

3.       Amendment of Fundamental Investment                           X
         Limitation

4.       Other Business                                X               X               X


                              ELECTION OF TRUSTEES

Nine Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:

Name, Position &                                      Prior Five Years
Length of Service                Age                 Business Experience
-----------------                ---                 -------------------

Edward J. Baran*                 63             1995 to Present, Chairman of
Trustee since 1999                              the Board, President and Chief
President and Chief                             Executive Officer of BCS
Executive Officer                               Financial Corporation.
since 1999

Howard F. Beacham III            45             September 1999 to Present,
September 1999 to Present,                      President and Chief Operating
Trustee since 1998 (1)                          Officer, BlueCross Blue Shield
                                                of Utica-Watertown; April 1998
                                                to Present, President and Chief
                                                Operating

                                                Officer, BlueCross BlueShield of
                                                Central New York, (Excellus
                                                Health Plan, Inc.); September
                                                1997 to April 1998, Executive
                                                Vice President, BlueCross
                                                BlueShield of Central New York
                                                (Excellus Health Plan, Inc.);
                                                October 1996 to August 1997,
                                                Senior Vice President-Finance,
                                                BlueCross BlueShield of Central
                                                New York (Excellus Health Plan,
                                                Inc.); January 1995 to September
                                                1996, Vice President-Finance,
                                                BlueCross BlueShield of Central
                                                New York (Excellus Health Plan,
                                                Inc.).

Philip A. Goss                   41             July 1999 to Present, Vice
Trustee since 1994                              President Corporate Development,
                                                Health Care Service Corporation;
                                                January 1995 to July 1999,
                                                President and Chief Executive
                                                Officer, Health Plans Capital
                                                Services Corp.

Ronald F. King*                  52             January 1997 to Present,
Trustee since 1997                              President and Chief Executive
Executive Trustee                               Officer, Blue Cross and Blue
since 1998 (1)                                  Shield of Oklahoma and
                                                subsidiaries; February 1995 to
                                                January 1997, President and
                                                Chief Operating Officer, Blue
                                                Cross and Blue Shield of
                                                Oklahoma; January 1995 to
                                                February 1995, Executive Vice
                                                President, Operations, Blue
                                                Cross and Blue Shield of
                                                Oklahoma; Executive Vice
                                                President, Member Service Life,
                                                BluLincs HMO, GHS P&C.

James M. Mead                    54             January 1995 to Present,
Trustee since 1999                              President and Chief Executive
                                                Officer, Capital Blue Cross.

Mark A. Orloff                   45             January 1995 to Present, Vice
Trustee since 1999                              President and Deputy General
                                                Counsel, Blue Cross and Blue
                                                Shield Association.

Jed H. Pitcher                   59             January 1995 to Present,
Trustee since 1999 (1)                          Chairman of the Board and Chief
                                                Executive Officer of Regence
                                                Blue Cross Blue Shield of Utah.

Joseph F. Reichard               52             January 1998 to Present, Vice
Trustee since 1998                              President, Treasury Services and
                                                Assistant Treasurer, Highmark
                                                Inc.; May 1995 to January 1998,
                                                Director of Financial Services
                                                and Assistant Treasurer,
                                                Highmark Inc., January 1995 to

                                                May 1995, Investment Manager,
                                                Blue Cross of Western
                                                Pennsylvania.

M. Edward Sellers                53             January 1995 to Present,
Trustee since 1997                              President and Chief Executive
                                                Officer, Blue Cross and Blue
                                                Shield of South Carolina.


*    May be deemed an "Interested Person"

(1)  Member of the Nominating Committee

The Board of Trustees met four times during the Company's last fiscal year. Trustee Sellers attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period he was Trustee. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of February 29, 2000, these Trustee nominees' employers owned or controlled the following:

                             Government/REPO              Money Market              Short-Term
Trustee                        Portfolio PCs             Portfolio PCs             Portfolio PCs
-------                        -------------             -------------             -------------
Edward J. Baran                  235,314.57               4,522,515.03                         0
Howard F. Beacham III          1,227,392.96               7,638,184.92                         0
Philip A. Goss                            0              48,453,124.33              1,740,296.63
Ronald F. King                            0               7,550,851.60                969,805.67
James M. Mead                 44,525,000.00                 300,000.00                146,001.24
Mark A. Orloff                13,000,000.00              71,647,778.85                654,582.12
Jed H. Pitcher                 1,041,997.60              15,912,128.40                 66,695.17
Joseph F. Reichard                        0              58,905,708.98                 99,732.80
M. Edward Sellers              5,973,000.00              53,270,575.11                         0


The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

Effective April 1, 1999, BCS was retained to act as administrator for the Company. Prior to that date Health Plans Capital Services Corp. ("CSC") was the administrator for the Company. For the services provided and expenses assumed by BCS as administrator, BCS is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 1999, BCS was paid $16,604 and voluntarily waived $52,920 of the $69,524 and CSC was paid $6,360 and voluntarily waived $15,003 of the $21,363 which BCS and CSC were entitled to as the fees payable for their services as administrators for the Government/REPO Portfolio. For the fiscal year ended

December 31, 1999, BCS was paid $147,541 and voluntarily waived $20 of the $147,561 and CSC was paid $59,421 and voluntarily waived $227 of the $59,648 which BCS and CSC were entitled to as the fees payable for their services as administrators for the Money Market Portfolio. For the fiscal year ended December 31, 1999, BCS was paid $16,036 and voluntarily waived $5,970 of the $22,006 and CSC was paid $7,369 and voluntarily waived $1,845 of the $9,214 which BCS and CSC were entitled to as the fees payable for their services as administrators for the Short-Term Portfolio. As of February 29, 2000, BCS had earned $2,327, after voluntary fee waivers, as administrator for the Government/REPO Portfolio, $40,743, after voluntary fee waivers, as administrator for the Money Market Portfolio and $2,268, after voluntarily fee waivers, as administrator for the Short-Term Portfolio, in 2000.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was appointed January 21, 2000, gathers information and makes recommendations to the PC holders of nominees for election as Trustees of the Company. The Nominating Committee, consisting of Messrs. Ronald F. King, Chairman, Howard F. Beacham III and Jed H. Pitcher, most recently met on February 14, 2000. The Nominating Committee will consider PC holder recommendations of potential nominees that are submitted in writing and received by the Company at its principal office by the November 30 preceding the next regularly scheduled Annual Meeting of PC holders.

            RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not Interested Persons, as independent certified public accountants for the Company for the fiscal year ending December 31, 2000. The Trustees originally selected PricewaterhouseCoopers LLP at a meeting held August 8, 1985, and reconfirmed this selection for the 2000 fiscal year at a meeting held January 21, 2000. The ratification or rejection of the selection of independent certified public accountants for the 2000 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for PricewaterhouseCoopers LLP unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940.

PricewaterhouseCoopers LLP has been the Company's auditor since the Company's inception of operations and has no direct or material indirect financial interest in the Company. It is expected that a representative of the firm will be present at the Meeting to make a statement if desired and to respond to appropriate questions.

                 AMENDMENT OF FUNDAMENTAL INVESTMENT LIMITATION
                            OF MONEY MARKET PORTFOLIO

Currently, the Portfolios may not purchase securities of any issuer, other than those issued or guaranteed by the U.S. Government, Federal agencies and government-sponsored corporation, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in such issuer; except that up to 100% of the total assets of the Government/REPO Portfolio and up to 25% of the total assets of the Money Market Portfolio and the Short-Term Portfolio may be invested in Repurchase Agreements with maturities not greater than seven days without regard to the 5% limitation. The Company desires to amend the foregoing limitation as it applies to the Money Market Portfolio so that it will be the same as with respect to the Government/REPO Portfolio, that is, up to 100% of the total assets of the Money Market Portfolio could be invested in Repurchase Agreements with maturities not greater than seven days without regard to the 5% limitation.

The text of this fundamental investment limitation as currently in effect and as proposed to be amended are set forth below:


              Current                                              Proposed
              -------                                              --------
The Portfolios may not purchase securities           The Portfolios may not purchase securities
of any issuer, other than those issued or            of any issuer, other than those issued or
guaranteed by the U.S. Government, Federal           guaranteed by the U.S. Government, Federal
agencies and government-sponsored                    agencies and government-sponsored
corporations, if immediately after such              corporations, if immediately after such
purchase more than 5% of the total assets of         purchase more than 5% of the total assets of
the respective Portfolio would be invested in        the respective Portfolio would be invested in
such issuer; except that up to 100% of the           such issuer; except that up to 100% of the
total assets of the Government/REPO                  total assets of the Government/REPO
Portfolio and up to 25% of the total assets of       Portfolio and the Money Market Portfolio
the Money Market Portfolio and the Short-            and up to 25% of the total assets of the
Term Portfolio may be invested in                    Short-Term Portfolio may be invested in
Repurchase Agreements with maturities not            Repurchase Agreements with maturities not
greater than seven days without regard to            greater than seven days without regard to
this 5% limitation.                                  this 5% limitation.

This change would permit the Money Market Portfolio to enter into larger Repurchase Agreements when this appears to be advantageous. While this change would permit the Money Market Portfolio to be less diversified with regard to issuers of Repurchase Agreements ("counterparties"), the Money Market Portfolio will be restricted by one of its diversification guidelines which provides that no more than 25% of the Money Market Portfolio is to be invested through any one counterparty. This diversification guideline is not a fundamental investment limitation of the Money Market Portfolio and could be changed without approval of the PC holders of the Money Market Portfolio, although no such change is presently contemplated. All Repurchase Agreements entered into by the Portfolios are and will be fully collateralized by U.S. Government securities. The Company does not desire to change this fundamental investment limitation with respect to the Short-Term Portfolio because the Short-Term Portfolio generally does not make significant use of Repurchase Agreements. Approval of this amendment requires the affirmative vote of a majority of the outstanding PCs of the Money Market Portfolio. The Board of Trustees recommends that PC holders of the Money Market Portfolio vote in favor of this amendment.

ADDITIONAL INFORMATION

Officers

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

Name & Position       Age        Prior Five Years Business Experience
---------------       ---        ------------------------------------

Dale E. Palka         51         April 1999 to Present, Vice President, BCS
Treasurer                        Financial Services Corp.; December 1996 to
                                 Present, Executive Director, Investment
                                 Programs, Health Plans Capital Services Corp.;
                                 January 1995 to December 1996, Director of
                                 Investments, Blue Cross and Blue Shield of
                                 Michigan

Wendell H. Berg       57         January 1995 to Present, Senior Vice President,
Secretary                        General Counsel and Secretary, BCS Financial
since 1999                       Corporation

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Baran, Berg and Palka are officers of BCS, the Company administrator, and they receive compensation from BCS Financial Corporation, an affiliate of BCS.

SIGNIFICANT OWNERS

On February 29, 2000, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                          Number of             Percent of
Name and Address of' Owner                PCs Owned              Portfolio
--------------------------                ---------              ---------

Blue Cross and Blue Shield              6,925,589.15               7.31%
 of Massachusetts
100 Summer Street
Boston , MA 02110

Capital Blue Cross                     44,525,000.00              46.98%
2500 Elmerton Avenue
Harrisburg, PA 17110

Independence Blue Cross                18,606,923.30              19.63%
1901 Market Street
Philadelphia, PA 19103

Blue Cross and Blue Shield              5,973,000.00               6.30%
 of South Carolina
I-20 East at Alpine Road
Columbia, SC 29219

Blue Cross and Blue Shield             13,000,000.00              13.72%
Association
225 North Michigan Avenue
Chicago, IL 60601

On February 29, 2000, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                          Number of             Percent of
Name and Address of' Owner                PCs Owned              Portfolio
--------------------------                ---------              ---------

Blue Shield of California              27,231,871.50               5.86%
50 Beale Street
San Francisco, CA 94105

Blue Cross and Blue Shield             47,109,531.64              10.13%
 of Illinois
300 East Randolph Street
Chicago, IL 60601

Horizon Blue Cross and Blue            66,597,100.96              14.33%
 Shield of New Jersey, Inc.
3 Penn Plaza East
Newark, NJ 07105

Highmark Blue Cross and                  58,905,708.98               12.67%
 Blue Shield
120 Fifth Avenue
Pittsburgh, PA 15222-3099

Blue Cross and Blue Shield               53,270,575.11               11.46%
 of South Carolina
I-20 East at Alpine Road
Columbia, SC 29219

Blue Cross and Blue Shield               72,250,210.68               15.54%
Association
225 North Michigan Avenue
Chicago, IL 60601

On February 29, 2000, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Short-Term Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                          Number of             Percent of
Name and Address of' Owner                PCs Owned              Portfolio
--------------------------                ---------              ---------

Blue Cross and Blue Shield               1,740,296.630               44.53%
 of Illinois
300 East Randolph Street
Chicago, IL 60601

Blue Cross and Blue Shield                 969,805.669               24.82%
 of Oklahoma
1215 South Boulder Avenue
Tulsa, OK 74119-2800

Blue Cross and Blue Shield                 654,582.124               16.75%
Association
225 North Michigan Avenue
Chicago, IL 60601

INVESTMENT ADVISORS

The investment advisor for the Government/REPO Portfolio and the Market Portfolio is BlackRock Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, DE, 19809. The investment advisor for the Short-Term Portfolio is Neuberger Berman, LLC, 605 Third Avenue, New York, NY, 10158.

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2001 must be received by the Company at its principal office not later than November 30, 2000 in order for it to be included in the Company's proxy materials relating to such Annual Meeting or no later than January 15, 2001 if the PC holder proposal is not intended to be included in such proxy materials.

OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

Dated: March 20, 2000

        PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO
         WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN THE
                     ENCLOSED PROXY AND RETURN IT PROMPTLY.

                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611
                              --------------------

            PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR
              ANNUAL MEETING OF PARTICIPATION CERTIFICATE HOLDERS
                          TO BE HELD ON APRIL 25, 2000
                              --------------------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint Edward J. Baran and Wendell H. Berg, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on April 25, 2000, at the offices of BCS Financial Services Corp., Chicago, IL, at 1:30 P.M. CDT and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.   Election of Trustees

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of nine individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of each listed nominee.

                Name of                    Vote            Withhold Authority
          Management Nominee                For                  to Vote
          ------------------                ---                  -------
All of the nominees listed below or
individually                              ______                 ______

Edward J. Baran                           ______                 ______
Howard F. Beacham III                     ______                 ______
Philip A. Goss                            ______                 ______
Ronald F. King                            ______                 ______
James M. Mead                             ______                 ______
Mark A. Orloff                            ______                 ______
Jed H. Pitcher                            ______                 ______
Joseph F. Reichard                        ______                 ______
M. Edward Sellers                         ______                 ______

Name of additional nominee(s)
-----------------------------

-----------------------------             ------

-----------------------------             ------

-----------------------------             ------

2.   Ratification of Selection of Independent Certified Public Accountants

Ratify selection of PricewaterhouseCoopers LLP as independent certified public accountants for the fiscal year ending December 31, 2000.

           (Accountants)            ____  FOR    ____  AGAINST    ____  ABSTAIN

3.   Amendment of Fundamental Investment Limitation

Amend fundamental investment limitation of the Money Market Portfolio to permit up to 100% of the total assets of such Portfolio to be invested in Repurchase Agreements of any issuer with maturities not greater than seven days, whether or not after such investment more than 5% of the total assets of the Money Market Portfolio would be invested in such issuer. [TO BE VOTED ON ONLY BY PC HOLDERS OF THE MONEY MARKET PORTFOLIO.]

           (Amendment)              ____  FOR    ____  AGAINST    ____  ABSTAIN

4.   Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

           (Other Business)         ____  FOR    ____  AGAINST    ____  ABSTAIN

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote -

(a) For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b)  For Ratification of Accountants set forth in paragraph 2 above;

(c)  For the Amendment set forth in paragraph 3 above; and

(d) For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

                                    Dated:___________________, 2000


                                    -----------------------------
                                            (Signature)


                                    -----------------------------
                                            (Title)

      THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN
        INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC Inc., P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.


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